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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of report (date of earliest event reported): August 14, 2002




                                NOBLE CORPORATION
             (Exact name of Registrant as specified in its charter)


         CAYMAN ISLANDS                0-13857                 98-0366361
(State or other jurisdiction of      (Commission            (I.R.S. employer
         incorporation)              file number)         identification number)


   13135 SOUTH DAIRY ASHFORD, SUITE 800
             SUGAR LAND, TEXAS                                     77478
 (Address of principal executive offices)                        (Zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100



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                                                                       FORM 8-K

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit 99.1 Statement of James C. Day Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                  Exhibit 99.2      Statement of Mark A. Jackson Pursuant to
                                    18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9.  REGULATION FD DISCLOSURE.

         On August 14, 2002, Noble Corporation (the "Registrant") submitted to the United States Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report"). Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Report was accompanied by the written statement of each of the Chief Executive Officer, James C. Day, and Chief Financial Officer, Mark A. Jackson, of the Registrant. A copy of each of these statements is attached hereto as an Exhibit (Exhibits 99.1 and 99.2). The statements are being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NOBLE CORPORATION



Date: August 14, 2002                  By: /s/  MARK A. JACKSON
                                           -------------------------------------
                                           Mark A. Jackson,
                                           Senior Vice President - Finance and
                                           Chief Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER           DESCRIPTION
-------          -----------
99.1             Statement of James C. Day Pursuant to 18 U.S.C. Section 1350,
                 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of
                 2002.

99.2 Statement of Mark A. Jackson Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.






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